UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2025 (Date of earliest event reported)

RB Global, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	98-0626225
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Two Westbrook Corporate Center, Suite 500,Westchester, Illinois, 60154

(Address of principal executive offices) (Zip Code)

(708) 492-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	RBA	New York Stock Exchange
Common Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 27, 2025, the Company issued a press release announcing the early termination of the waiting period under the HSR Act. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously announced, on March 10, 2025, Ritchie Bros. Auctioneers (America) Inc. (the “Buyer”), a wholly-owned subsidiary of RB Global, Inc. (the “Company”), entered into an Equity Purchase Agreement (the “Purchase Agreement”) with J.M. Wood Auction Co., Inc., an Alabama corporation (the “Target”), the sellers listed in the Purchase Agreement (collectively, the “Sellers”), and Bryant S. Wood, in his capacity as seller representative, pursuant to which the Sellers will sell and transfer to the Buyer, and the Buyer will purchase and acquire from the Sellers (the “Acquisition”), all of the outstanding membership interests in the Target to the Buyer.

On May 22, 2025, the U.S. Federal Trade Commission notified the Company that early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) was granted, effective immediately.

The termination of the waiting period under the HSR Act with respect to the Acquisition satisfies one of the conditions to the closing of the Acquisition, which remains subject to the satisfaction or waiver of other customary closing conditions set forth in the Purchase Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	News release, dated May 27, 2025 issued by RB Global, Inc.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2025	RB Global, Inc.

	By:	/s/ Ryan Welsh
Ryan Welsh
VP Legal & Corporate Secretary